Long-term commitments	12 Months Ended
Dec. 31, 2022
Long-term Commitments
Long-term commitments

32	Long-term commitments

Projects evaluation

As part of NEXA’s activities for the execution of certain greenfield projects, the Company has agreed, with the Peruvian Government, to minimum investments levels in the Magistral Project, that if the Company does not meet by September 2024, would require additional disbursements of USD 102,900 as a penalty for the non-execution of certain levels.